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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                Decenber 27, 2000
                -----------------------------------------------
                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                      33-45499              36-3809819
-------------------------------     ----------------   ----------------------
       (State or other                (Commission           (IRS Employer
 jurisdiction of incorporation)       File Number)       Identification No.)



           216 Evergreen Street, Bensenville, Illinois        60106
           --------------------------------------------------------------
             (Address of principal executive offices)       (Zip Code)



                                 (630) 860-9542
                      ------------------------------------
                         (Registrant's telephone number)



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ITEM 5. OTHER EVENTS.

     On December 21, 2000, M-Wave, Inc. announced its preliminary expectations for its 4th quarter. The full text of M-Wave, Inc.'s December 21, 2000 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Exhibits

         99.1  Press Release issued by M-Wave, Inc. dated December 21, 2000.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 26, 2000

                                M-WAVE, INC.


                                By: /s/ PAUL S. SCHMITT
                                    ------------------------------------
                                     Name:  Paul S. Schmitt
                                     Title: Controller; Chief Accounting Officer








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                                  EXHIBIT INDEX




     EXHIBIT NO.                           DESCRIPTION
     -----------                           -----------

        99.1        Press Release issued by M-Wave, Inc. dated December 21, 2000









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